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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                Date of Report (date of earliest event reported):
                                OCTOBER 24, 1994



                              GRUBB & ELLIS COMPANY
             (Exact name of registrant as specified in its charter)




     DELAWARE                1-8122                       94-1424307
  (State or other          (Commission                  (I.R.S. Employer
  jurisdiction of          File Number)                 Identification No.)
  incorporation)




ONE MONTGOMERY STREET
TELESIS TOWER
SAN FRANCISCO, CA                                        94104
(Address of principal executive offices)                 (Zip Code)


                                 (415) 956-1990
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   OTHER EVENTS

          On October 24, 1994, Grubb & Ellis Company issued the press release attached hereto as Exhibit 1.1, which is incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)  The following exhibit is filed as part of this Report:

         1.1   Press Release of Grubb & Ellis Company dated October 24, 1994.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GRUBB & ELLIS COMPANY
                                   (Registrant)


Date:  October 25, 1994       By:  /s/ Robert J. Hanlon, Jr.
                                   Chief Financial Officer

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                                  EXHIBIT INDEX


       Exhibit                                                          Page No.
       -------                                                          --------

           1.1      Press Release of Grubb & Ellis Company dated October 24,
                    1994